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                                                                   EXHIBIT 10.8


                      MORTGAGE, DEED OF TRUST, INDENTURE,
                     SECURITY AGREEMENT,FINANCING STATEMENT
                          AND ASSIGNMENT OF PRODUCTION

         (THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

           A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE
         ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS DEED OF TRUST.

                                      FROM

                    PRIMEENERGY CORPORATION and PRIMEENERGY
                             MANAGEMENT CORPORATION
                             (Mortgagor and Debtor)

                                       TO

                         Arthur R. Gralla, Jr., Trustee
                               for the benefit of

                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                         (Mortgagee and Secured Party)

                                May _____, 1994


For purposes of filing this Deed of Trust as a financing statement, the mailing address of Mortgagor is One Landmark Square, Stamford, Connecticut 06901; the mailing address of Mortgagee is 910 Travis, Houston, Texas 77002.

                      ***********************************

This instrument, prepared by Teresa G. Bushman, JACKSON & WALKER, L.L.P., P.O. Box 4771, Houston, Texas 77210-4771, contains after-acquired property provisions and covers future advances and proceeds to the fullest extent allowed by applicable law.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described in Exhibit A hereto.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

                            JACKSON & WALKER, L.L.P.
                                 P.O. Box 4771
                           Houston, Texas  77210-4771
                           Attn.: Ms. Marie T. Heard
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                      MORTGAGE, DEED OF TRUST, INDENTURE,
                    SECURITY AGREEMENT, FINANCING STATEMENT
                          AND ASSIGNMENT OF PRODUCTION

         (THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)


                    A POWER OF SALE HAS BEEN GRANTED IN THIS
            DEED OF TRUST.  A POWER OF SALE MAY ALLOW THE MORTGAGEE
               TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT
              GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT
                   BY THE MORTGAGOR UNDER THIS DEED OF TRUST.


                 KNOW ALL MEN BY THESE PRESENTS: That the undersigned PRIMEENERGY CORPORATION and PRIMEENERGY MANAGEMENT CORPORATION, both Delaware corporations, and each having its principal office in Stamford, Connecticut, the mailing address for both of which is One Landmark Square, Stamford, Connecticut 06901 (individually and/or collectively, "Mortgagor"), hereby agrees as follows:


                                   ARTICLE I.

                                     GRANT

                 1.01 Lien. Mortgagor, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt and trust hereinafter mentioned, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does grant, bargain, sell, convey, transfer and assign to Arthur R. Gralla, Jr., Trustee, whose address is c/o Bank One, Texas, National Association, 910 Travis, Houston, Texas 77002, and his successors and substitutes in trust, as hereinafter provided (the "Trustee"), for the benefit of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, the banking quarters for which are in Houston, Harris County, Texas, the mailing address for which is 910 Travis, Houston, Texas 77002 ("Mortgagee"), the following described property:

                 Those certain interests in oil, gas and mineral estates in the property more particularly described in the schedule attached hereto, marked Exhibit A for identification, incorporated herein and made a part hereof for all purposes (the "Land").

                 1.02 Security Interest. Mortgagor, for the same consideration, hereby grants to Mortgagee a continuing security interest in all improvements and all personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code, including the proceeds and products from any and all of such improvements and personal property, whether now
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owned and existing or hereafter acquired or arising, and situated on any of the
Land, including, but not limited to, pipe, casing, tubing, rods, storage tanks, boilers, loading racks, pumps, foundations, warehouses, and all other personal property and equipment of every kind and character upon, incident, appurtenant or belonging to and used in connection with the interest of Mortgagor, whether now owned and existing or hereafter acquired or arising, in the Land, including all oil, gas and other minerals produced or to be produced to the account of Mortgagor from the Land and all accounts receivable, general intangibles and contract rights of Mortgagor in connection with the Land or the leases described in Exhibit A (the "Leases") and all proceeds, products, substitutions and exchanges thereof (the Land, the Leases, and the real and personal property interests hereinabove described being the "Mortgaged Property").

                 1.03 Assignment of Security. Mortgagor, for the same consideration, hereby grants to Mortgagee any and all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property.

                 1.04 After-Acquired Property. Mortgagor, for the same consideration, hereby grants, bargains, sells, conveys, transfers and assigns to the Trustee or grants to Mortgagee a continuing security interest in, as the case may be, all additional right, title or interest which Mortgagor may hereafter acquire or become entitled to in the interests, properties, Lands, Leases and premises aforesaid, and in the oil, gas or other minerals in and under or produced from or attributable to any of the Lands or Leases which are the subject of this Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production (this "Deed of Trust"), which additional right, title and interest, when acquired, shall constitute "Mortgaged Property," the same as if expressly described and conveyed herein.

                 1.05 Habendum. TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other property which, by the terms hereof, has or may hereafter become subject to the lien and/or security interest of this Deed of Trust, together with all rights, hereditaments and appurtenances in anywise belonging to the Trustee or Mortgagee, as the case may be, or the successors or assigns of either of them forever.





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                                  ARTICLE II.

                              INDEBTEDNESS SECURED

                 This conveyance is made, IN TRUST, HOWEVER, to secure and enforce the payment of the following indebtedness, obligations and liabilities:

                 2.01 Specific Obligation. The promissory note dated March 24, 1994, executed by Mortgagor to the order of Mortgagee in the face amount of TEN MILLION DOLLARS ($10,000,000), bearing interest and payable as therein provided.

                 2.02 Other and Further Indebtedness. It is contemplated that Mortgagor may from time to time borrow additional sums of money from or otherwise be or become obligated to Mortgagee, and this Deed of Trust is given to secure any and all indebtedness of either Mortgagor, present or future, either direct or indirect, primary or secondary, fixed or contingent, which such Mortgagor, may now or hereafter owe, or as to which such Mortgagor may in any manner become obligated to Mortgagee for payment, including, without limitation, all Obligations, as such term is defined in the Governing Agreement (defined hereinbelow), and indebtedness arising by way of guaranty as to obligations of another to Mortgagee and indebtedness originally owed to a party other than Mortgagee but which becomes owing to Mortgagee as the result of Mortgagee having acquired the right to payment thereof; and this Deed of Trust shall likewise secure not only the above-described indebtedness, but any and all renewals for any period, extensions and rearrangements of all or any portion thereof; and the liens and security interests under this Deed of Trust shall be cumulative of all other liens and security of any and every other kind or character whatsoever securing the above-described indebtedness; provided, however, it is not the intention of the parties hereto to extend the lien and security interest of this Deed of Trust so as to violate, or give rise to an allegation of violation of, any provision of any statute, regulation, rule, ordinance or order of any applicable jurisdiction or any agency or subdivision of any of such jurisdictions; and, in this connection, this Deed of Trust shall not, solely as to the relevant indebtedness, serve as security for any indebtedness when for it to do so would violate any provision of any statute, regulation, rule, ordinance or order of any applicable jurisdiction or any agency or subdivision of any of such jurisdictions.

                 2.03 "Indebtedness." The word "Indebtedness" wherever used in this Deed of Trust shall refer to all present and future debts, obligations and liabilities described or referred to in this Article II or otherwise in this Deed of Trust, subject, however, to the limitations provided hereinabove in this Article II.





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                                  ARTICLE III.

                                   WARRANTIES

                 3.01 Warranty of Title. Each Mortgagor hereby binds itself, its legal representatives, successors and assigns, to warrant and forever defend all and singular the above-described property, rights, and interests constituting the Mortgaged Property to the Trustee and to the successors and assigns of the Trustee forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

                 3.02 Additional Warranties. For the same consideration, each Mortgagor, for itself, its legal representatives, successors and assigns, covenants, represents and warrants that:

                 (a) Authority and Enforceability. The incurring by such Mortgagor of the indebtedness secured by this Deed of Trust and the execution and delivery by such Mortgagor of the evidences of such indebtedness and this Deed of Trust and the performance and observance by such Mortgagor of the terms and provisions of such evidences of indebtedness and this Deed of Trust have been duly authorized by all necessary partnership and corporate proceedings and will not contravene any requirement of law or any provision of the partnership agreement of such Mortgagor or result in the breach or termination of, or constitute a default under, any indenture or other agreement or instrument to which such Mortgagor is a party or by which it or any of its property may be bound or affected. Each Mortgagor has full right and authority to pledge, mortgage, assign, sell and convey the Mortgaged Property.

                 (b) Interests in Mortgaged Property. Mortgagor is the lawful owner of the Mortgaged Property, and the interests of Mortgagor in the Mortgaged Property, as set forth in Exhibit A hereto, are true and correct.

                 (c) Leases in Effect. All of the Leases specifically described in Exhibit A are in full force and effect, and all covenants, express or implied, in respect thereof, or of any assignment thereof which may affect the validity of any of the Leases, have been performed insofar as the Leases pertain to the Land.

                 (d) Interests Free of Liens. The interests of Mortgagor in the Leases are free and clear of all liens, mortgages, oil payments, or other burdens or





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         encumbrances, and all gross production taxes and other taxes as to which non-payment could result in a lien against any of the Mortgaged Property have been paid, except as described in the Governing Agreement (defined hereinbelow).

                 (e) Compliance with Laws. Mortgagor and the Mortgaged Property are in compliance with all applicable federal, state and local laws, regulations and ordinances, including, without limitation,
         (i) the Natural Gas Policy Act, as amended, (ii) the following federal laws as they may be cited, referenced and amended from time to time: the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Resource Conservation and Recovery Act, the Occupational Safety and Health Act, the Hazardous Materials Transportation Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (iii) any and all equivalent environmental statutes of any state in which any Mortgaged Property is situated, as they may be cited, referenced and amended from time to time; (iv) any rules or regulations promulgated under or adopted pursuant to the above federal and state laws; and (v) any other equivalent federal, state or local statute or any requirement, rule, regulation, code, ordinance or order adopted pursuant thereto, including, without limitation, those relating to the generation, transportation, treatment, storage, recycling, disposal, handling or release of flammables, explosives, radioactive materials, hazardous wastes, asbestos or any material containing asbestos, polychlorinated biphenyls (PCB's), toxic substances or related materials, petroleum and petroleum products and associated oil or natural gas exploration, production and development wastes or any substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" under the Comprehensive Environmental Response, Compensation and Liability Act, as amended; the Superfund Amendments and Reauthorization Act, as amended; the Hazardous Materials Transportation Act, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; or any other law, statute, ordinance, rule, regulation or order now or hereafter enacted or promulgated by any governmental authority with jurisdiction and relating to the protection of the environment ("Hazardous Substances," with all laws, regulations and statutes referred to in clauses (i)





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         through (v) of this subsection being collectively, Environmental
         Laws").

                 (f) Gas Contracts. Mortgagor (i) is not obligated in any material respect by virtue of any prepayment made under any contract containing a "take-or-pay" or "prepayment" provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Mortgaged Property at some future date without receiving full payment therefor at the time of delivery, and (ii) has not produced gas, in any material amount, subject to, and neither Mortgagor nor any of the Mortgaged Property is subject to, balancing rights of third parties or balancing duties under governmental requirements, except as to such matters for which Mortgagor has established monetary reserves adequate in amount to satisfy such obligations and has segregated such reserves from other accounts.

                 (g) Refunds. No orders of, proceedings pending before, or other governmental requirements of, the Federal Energy Regulatory Commission, the Texas Railroad Commission or any other similar state or federal regulatory body or governmental authority exist which could result in Mortgagor being required to refund any material portion of the proceeds received or to be received from the sale of hydrocarbons constituting part of the Mortgaged Property.


                                  ARTICLE IV.

                             COVENANTS OF MORTGAGOR

                 In consideration of the Indebtedness hereinabove described, each Mortgagor, for itself, its legal representatives, successors and assigns, covenants and agrees as follows:

                 4.01 Title Curative. Mortgagor will proceed with reasonable diligence to correct any defect in the title to the Mortgaged Property should any such defect be found to exist after the execution and delivery of this Deed of Trust.

                 4.02 Further Assurances. Upon request of Mortgagee, Mortgagor will promptly correct any defects, errors or omissions in the execution or acknowledgment of this Deed of Trust or any other document executed in connection herewith or relating to or evidencing all or any portion of the Indebtedness, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the





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opinion of Mortgagee, be necessary or proper to convey and assign to the
Trustee all of the Mortgaged Property herein conveyed or assigned, or intended to be conveyed or assigned.

                 4.03 Maintenance of Leases. Mortgagor will keep and continue all Leases, estates and interests herein described and all contracts and agreements relating thereto in full force and effect in accordance with the terms thereof and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied. In this connection, Mortgagor shall not release any of the Leases without the prior written consent of Mortgagee.

                 4.04 Maintenance of Equipment. Mortgagor will keep and maintain all improvements and all personal property and equipment now or hereafter situated on the Land and constituting a portion of the Mortgaged Property and used or obtained in connection therewith in good state of repair and condition, ordinary wear and tear excepted, and will not tear down or remove the same or permit the same to be torn down or removed without the prior consent of Mortgagee, except in the usual course of operations as may be required for replacement when otherwise in compliance with the provisions of this Deed of Trust.

                 4.05 Notification of Loss. Mortgagor will notify Mortgagee of the destruction, loss, termination or acquisition of any Mortgaged Property within three business days thereof.

                 4.06 Pooling or Unitization. Mortgagor will not, without the prior written consent of Mortgagee, pool or unitize all or any part of the Mortgaged Property where the pooling or unitization would result in the diminution of the net revenue interest of Mortgagor in production from the pooled or unitized lands attributable to the Mortgaged Property constituting a portion of such pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagor will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor included in any pool or unit attributable to the Mortgaged Property or any part thereof shall become a part of the Mortgaged Property and shall be subject to liens and security interests hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A hereto. In the event any proceedings of any governmental body which could result in pooling or unitizing all or any part of the Mortgaged Property are commenced, Mortgagor shall give immediate written notice thereof to Mortgagee. Any pooling or unitization of all or any part of the Mortgaged Property in violation of this Section shall be of no force or effect against the Trustee or Mortgagee.





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                 4.07     Payment of Lienable Claims.  Mortgagor will pay all
taxes now or hereafter to accrue against any of the Mortgaged Property and all other taxes or assessments, general or special, lawfully levied against it on such Mortgaged Property which might become a lien thereon before such taxes become delinquent.

                 4.08 Payment by Mortgagee of Lienable Claims. In the event Mortgagor shall fail or neglect to pay any taxes, general or special, or shall fail or neglect to relieve the Mortgaged Property from any lien which might become superior or equal to the lien of this Deed of Trust, or fail to carry workers' compensation or other insurance required herein, the Trustee, at his option, or Mortgagee, at its option, may pay such taxes, liens, charges or encumbrances, or any part thereof, or effect such workers' compensation insurance; and Mortgagor will promptly reimburse the Trustee or Mortgagee, as the case may be, therefor; and any and all such sums so paid hereunder shall be paid by Mortgagor upon demand at the principal offices of Mortgagee and shall constitute a part of the Indebtedness.

                 4.09 Operation of Mortgaged Property. Mortgagor will operate or, to the extent that the right of operation is vested in others, will exercise its best efforts to require the operator to operate the Mortgaged Property and all wells drilled thereon and that may hereafter be drilled thereon, continuously and in good workmanlike manner in accordance with the best usage of the field and in accordance with all laws of the United States of America and the state in which the Mortgaged Property is situated, as well as all rules, regulations and laws of any governmental agency having jurisdiction to regulate the manner in which the operation of the Mortgaged Property shall be carried on, and will comply with all terms and conditions of the Leases it now holds and each assignment or contract obligating Mortgagor in any way with respect to the Mortgaged Property; but nothing herein shall be construed to empower Mortgagor to bind the Trustee or Mortgagee to any contract or obligation or render the Trustee or Mortgagee in any way responsible or liable for bills or obligations incurred by Mortgagor.

                 4.10 Maintenance of Workers' Compensation Insurance. Mortgagor will at all times maintain workers' compensation insurance with a responsible insurance company where required by, and in accordance with, the laws of the state in which the Mortgaged Property is located.

                 4.11 Maintenance of Liability and Casualty Insurance. Mortgagor will carry with standard insurance companies satisfactory to Mortgagee, public liability and property damage insurance, as well as insurance against loss or damage to the Mortgaged Property by fire, lightning, tornado and explosion, all in amounts





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satisfactory to Mortgagee.  All such policies shall be payable to Mortgagee, and the policies evidencing the same or acceptable certificates thereof shall be held by Mortgagee. Mortgagee shall have the right to collect, and Mortgagor hereby assigns to Mortgagee, any and all monies that may become payable under any policies of insurance by reason of damage, loss or destruction of the Mortgaged Property or any part thereof; and Mortgagee shall apply all such sums or any part thereof, at its election, toward the payment of the Indebtedness, whether the same shall then be due, application to be made first to interest and then to principal, and shall deliver to Mortgagor the balance, if any, after such application has been made.

                 4.12 Compliance with Operating Agreements. Mortgagor agrees to promptly pay all bills for labor and materials incurred in the operation of the Mortgaged Property and will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or lien thereunder; and will not enter into any new operating agreement or any amendment of any existing operating agreement affecting the Mortgaged Property without prior written consent of Mortgagee. Furthermore, Mortgagor will not consent or agree to participate in any proposed operation under any presently existing operating agreement affecting the Mortgaged Property unless Mortgagor obtains the prior written consent of Mortgagee and, if requested by Mortgagee, deposits with the operator or Mortgagee, where Mortgagor is a non-operator, or with Mortgagee, where Mortgagor is an operator, Mortgagor's share of the estimated cost of the proposed operation prior to electing to participate in the operation. To the extent that Mortgagor is unable to consent to any proposed operation with respect to any of the Mortgaged Property, prior to electing not to participate in the proposed operation, Mortgagor will use its best efforts, to the extent practicable and to the extent allowed to do so under the relevant operating agreement or other applicable contract, to farmout to others acceptable to Mortgagee, on the best terms obtainable and acceptable to Mortgagee, the interest or relevant portion of the interest of Mortgagor in the proposed operation.

                 4.13 Access to Mortgaged Property. Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees at all times to go upon, examine, inspect and remain on the Mortgaged Property, and to go upon the derrick floor of any well at any time drilled or being drilled thereon, and will furnish Mortgagee, upon request, all pertinent information regarding the development and operation of the Mortgaged Property.





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
                 4.14 Evidence of Title. Promptly upon receipt of a request from Mortgagee, Mortgagor will furnish and deliver, at the election of Mortgagee, either (a) complete or supplemental abstracts of title, as the case may be, prepared by competent abstractors, or (b) title opinions prepared by competent legal counsel and, in either event, covering title to the real property herein mortgaged from the sovereignty of the soil to the latest practicable date, when taken together with abstracts and/or title opinions previously furnished to Mortgagee by Mortgagor. Should Mortgagor fail to furnish such abstracts upon such request, Mortgagee may obtain such abstracts, and any and all costs incurred thereby shall be payable by Mortgagor to Mortgagee upon demand at the principal offices of Mortgagee. The abstracts shall be and constitute a part of the Mortgaged Property as defined above.

                 4.15 Notification of Legal Proceedings. Mortgagor will notify Mortgagee promptly and in writing of the commencement of any legal proceedings affecting the Mortgaged Property or any part thereof, and will take such action as may be necessary to preserve the rights of Mortgagor, the Trustee and Mortgagee affected thereby; and should Mortgagor fail or refuse to take any such action, Mortgagee may at its election take such action on behalf and in the name and at the cost and expense of Mortgagor.

                 4.16 Maintenance of Existence; Mergers. If Mortgagor is a corporation, it (a) will maintain its corporate existence and will maintain and procure all necessary corporate franchises and permits to the end that Mortgagor shall be and continue to be a corporation in good standing in the state of its incorporation and in each state wherein any portion of the Mortgaged Property is located, with full power and authority to own and operate all of the Mortgaged Property as contemplated herein until this Deed of Trust shall have been fully satisfied, and (b) will not, without the prior written consent of Mortgagee, consolidate or merge into any other corporation or permit another corporation to merge into it.

                 4.17 Waivers. Mortgagor hereby expressly waives, to the full extent permitted by applicable law, any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption and any prerequisite in the event of foreclosure of the liens and/or security interests created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the liens or security interests of this Deed of Trust, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Indebtedness, without releasing any other part of the Mortgaged Property, proceeds or income, and without affecting the liens or security interests hereof as to the





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part or parts of the Mortgaged Property, proceeds or income not so released or the right to receive future proceeds and income.

                 4.18 Payment of Expenses of Mortgagee. Upon demand of Mortgagee, Mortgagor will pay promptly all costs and expenses heretofore or hereafter incurred by Mortgagee for legal, accounting, engineering or geological services rendered to it in connection with the making of the initial or any future loan to Mortgagee secured in whole or in part by the liens and security interests hereof or in the enforcement of any of the rights of Mortgagee hereunder. The obligations of Mortgagor hereunder shall survive the non-assumption of this Deed of Trust in a case commenced under Title 11 of the United States Code or other similar law of the United States of America, the State of Texas or any other jurisdiction and be binding upon Mortgagor or a trustee, receiver, custodian or liquidator of Mortgagor appointed in any such case.

                 4.19 Liens. Without prior approval and written consent of Mortgagee, Mortgagor will not create, incur, assume or suffer to exist any mortgage, lien, security interest, charge, encumbrance or assessment on all or any portion of the Mortgaged Property, regardless of whether the mortgage, lien, security interest, charge, encumbrance or assessment is senior, coordinate, junior, inferior or subordinate to the lien and security interest created hereby. Should any such mortgage, lien, security interest, charge, encumbrance or assessment not consented to in writing by Mortgagee arise, Mortgagor will promptly discharge and remove the same from the Mortgaged Property. Any mortgage, lien, security interest, charge, encumbrance or assessment in violation of this Section shall be of no force or effect against Mortgagee.

                 4.20 Transfer or Division Orders. Upon request of Mortgagee, Mortgagor will execute and deliver written notices of assignments to any persons, corporations or other entities owing or which may in the future owe to Mortgagor monies or accounts arising in connection with (a) any oil, gas or mineral production from all or any portion of the Mortgaged Property; (b) any gas contracts, processing contracts or other contracts relating to all or any portion of the Mortgaged Property; or (c) the operation of or production from all or any portion of the Mortgaged Property. The notices of assignments shall advise the third parties that all of the monies or accounts described above have been assigned to Mortgagee, and if required by Mortgagee, shall also require and direct that future payments thereof, including amounts then owing and unpaid, be paid directly to Mortgagee.

                 4.21 Sales of Assets. Without the prior written consent of Mortgagee, Mortgagor will not sell, lease, transfer or otherwise dispose of all or substantially all of its properties and assets.





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
                 4.22 Compliance with Laws. Mortgagor will comply at all times with all Requirements of Law applicable to the Mortgaged Property, including, without limitation, Environmental Laws, (a) related to any natural or environmental resource or media located on, above, within, in the vicinity of, related to or affected by the Mortgaged Property or any other property of Mortgagor, (b) applicable to the use, generation, handling, storage, treatment, transport and disposal of any Hazardous Substances now or hereafter located or present on or under any Mortgaged Property or any other property of Mortgagor, or (c) required for the performance or conduct of the operations of Mortgagor and cause all employees, agents, contractors, sub-contractors and future lessees (pursuant to appropriate lease provisions) of Mortgagor, while such persons are acting within the scope of their relationship with Mortgagor, to so comply with, all such Requirements of Law.

                 4.23 Notification of Hazardous Substances Inquiries. Mortgagor will forthwith notify Mortgagee in writing of any request from any governmental agency or other entity for information regarding releases of Hazardous Substances from, affecting or related to the Mortgaged Property, any other property of Mortgagor in which Mortgagee has a mortgage, security or other interest or any other property of Mortgagor and of any actual, proposed or threatened testing or other investigation by any governmental agency or other entity concerning the environmental condition of or related to such property, and will provide to Mortgagee such information as Mortgagee shall request concerning the generation, storage, disposal, transportation or other management, if any, of any Hazardous Substance.

                 4.24 Hazardous Substances Indemnification. Mortgagor hereby indemnifies and holds Mortgagee, its shareholders, officers, directors, employees, agents, attorneys-in-fact and affiliates harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial actions, requirements and enforcement actions of any kind, and all costs and expenses incurred in connection with any of the foregoing, including, without limitation, attorneys' fees and expenses ("Claims"), arising directly or indirectly, in whole or in part, from (a) the presence of any Hazardous Substances on, under or from the Mortgaged Property or any other property of Mortgagor whether prior to or during the term hereof, (b) any activity by Mortgagor (or any predecessor in title or any employee, agent, contractor or subcontractor of Mortgagor or Mortgagor's predecessors in title or other persons or entities at any time occupying or present on any Mortgaged Property or any other Property of Mortgagor in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Substance at any time located or present on or under any Mortgaged Property or any other property of Mortgagor, whether such activity is carried on, or (c) any residual contamination on or under the Mortgaged Property or affecting any natural resources in, on or under the Mortgaged Property, or any contamination of any other property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Substance by Mortgagor or any employee, agent, contractor or subcontractor of Mortgagor, irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances, including, without limitation, any of the foregoing arising, in whole or in part, from negligence on the part of Mortgagee or any of its shareholders, officers, directors, employees, agents, attorneys-in-fact or affiliates (the foregoing indemnity being the "Hazardous Substances Indemnity").

                 4.25 Survival of Indemnification. The Hazardous Substances Indemnity shall survive repayment of the Indebtedness, provided that the claims and other actions of any kind against Mortgagee which give rise to the Hazardous Substances Indemnity are not barred by the applicable statute of limitations at the time such claims or actions are instituted.

                 4.26 Uneconomic Wells. Should proceeds from the sale of production from any oil and/or gas well constituting part of the Mortgaged Property (net of production, severance and windfall profit taxes and royalties, overriding royalties and other payments out of or measured by production) not exceed the expense of operation of such well (including, but not limited to, operator's overhead, payments to contractors and suppliers and annual taxes assessed on the basis of the value of the property prorated on a monthly basis, but expressly excluding any portion of the cost of drilling or completing the relevant well or the cost of non-routine workover or remedial operators) for a period in excess of three consecutive calendar months, then, upon receipt by Mortgagor of written notification from Mortgagee, Mortgagor will (a) take all necessary steps to abandon the relevant well, or (b) provide from sources other than proceeds from the sale of production attributable to the Mortgaged Property (i.e., through borrowings or contractual commitments obtained from third parties not in violation of any provision of this Deed of Trust) the funds required to pay the share of Mortgagor of the expenses associated with the continuing operation of such well.

                 4.27 Performance of Gas Contracts. Mortgagor will perform and observe in all material respects all of its obligations under each contract relating to the sale of gas produced from or attributable to the Mortgaged Property and will not, except in good faith and as the result of arm's length negotiations and with prior written notice to Mortgagee, change, modify, amend or waive any of the terms or provisions of any such contract or take any other action which would release any other party from its obligations or liabilities under any such contract.

                 4.28 Transactions with Affiliates. Mortgagor will not, directly or indirectly, enter into any sale, lease or exchange of any property or any contract for the rendering of goods or services with respect to any of the Mortgaged Property (including, but not limited to, operating agreements under which Mortgagor or an affiliate of Mortgagor serves as operator) with any affiliate of Mortgagor other than upon fair and reasonable terms no less favorable than could be obtained in an arm's length transaction with a person not an affiliate of Mortgagor.

                 4.29 Covenants Running with the Land. All covenants and agreements herein contained shall constitute covenants running with the Land.


                                   ARTICLE V.

                            DEFEASANCE, FORECLOSURE
                               AND OTHER REMEDIES

                 5.01 Defeasance. Should Mortgagor make due and punctual payment of the Indebtedness, as the same becomes due and payable, and duly observe and perform all of the covenants, conditions and agreements herein and in all other agreements with Mortgagee provided to be observed and performed by Mortgagor, then the conveyance of the Mortgaged Property shall become of no further force and effect, and the lien and security interest hereof shall be released at the cost and expense of Mortgagor; otherwise, it shall remain in full force and effect.

                 5.02 Events of Default. Any of the following events shall constitute an Event of Default as that term is used herein:

                 (a) Payment of Indebtedness. Default shall be made by Mortgagor in the due and punctual payment of the Indebtedness, or any part thereof, principal or interest, as the same becomes due and payable, whether by acceleration of maturity or otherwise; or

                 (b) Covenants and Warranties. Default shall be made by Mortgagor in the due observance or performance of any of the covenants, conditions or agreements herein provided to be observed or performed by Mortgagor or any warranty of Mortgagor herein made proves to be untrue or inaccurate in any material respect; or

                 (c) Involuntary Insolvency. An order, judgment or decree shall be entered against Mortgagor by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief under Title 11 of the United States Code or under any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state approving a petition seeking reorganization or an arrangement of the debts of Mortgagor or appointing a receiver, trustee, conservator, custodian or liquidator of Mortgagor or all or any substantial part of the assets of Mortgagor; or

                 (d) Voluntary Insolvency. Mortgagor shall (i) discontinue its usual business, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator of Mortgagor or all or a substantial part of its assets, or (iii) file a voluntary petition commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization or rearrangement, or taking advantage of any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state, or (iv) make a general assignment for the benefit of creditors, or (v) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (vi) file an answer admitting the material allegations of a petition filed against it in any case commenced under Title 11 of the United States Code or any reorganization, insolvency, conservatorship or similar proceeding under any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state, or apply for relief under any state or federal act for the relief of debtors; or

                 (e) Failure of Title. The title of Mortgagor to the Mortgaged Property, or any substantial part thereof, shall become the subject of actual or threatened litigation which would or might, in the opinion of Mortgagee, on final determination result in substantial impairment or loss of the security provided for herein; or

                 (f) Sale or Encumbrance. Mortgagor shall sell, assign, lease, transfer, mortgage, pledge, hypothecate or otherwise dispose of or encumber all or any portion of the Mortgaged Property or enter into any contractual arrangement to do so, without the prior written consent of Mortgagee (Mortgagee having an absolute right to refuse to consent or to condition its consent upon satisfaction of any one or more of the following requirements:

                          (i) that the interest rate on the Indebtedness be increased to a rate acceptable to Mortgagee;

                          (ii) that a reasonable transfer fee, in an amount determined by Mortgagee, be paid;

                          (iii) that a principal amount deemed appropriate by Mortgagee be paid against the Indebtedness to reduce to a level acceptable to Mortgagee the ratio that the outstanding balance of the Indebtedness bears to the value of the Mortgaged Property as determined by Mortgagee;

                          (iv) that Mortgagor and each proposed transferee execute such assumption agreements and other instruments as Mortgagee shall reasonably require;

                          (v) that the creditworthiness and experience of the proposed transferee in owning and operating similar properties be demonstrable and proven to the reasonable satisfaction of Mortgagee as being at least as good as that of Mortgagor;

                          (vi) that the liability to Mortgagee of Mortgagor and all other guarantors of all or any part of the Indebtedness will be confirmed by them in writing to be unaffected and unimpaired by such transfer, conveyance or encumbering; and

                          (vii) that any proposed junior mortgagee expressly subordinate to all liens and security interests securing the Indebtedness as to both lien and payment right priority; and

         irrespective of whether the transfer, conveyance or encumbrance would or might (A) diminish the value of any security for the Indebtedness,
         (B) increase the risk of default under this Deed of Trust, (C) increase the likelihood of Mortgagee having to resort to any security for the Indebtedness after default, or (D) add or remove the liability of any person or entity for payment or performance of the Indebtedness or any covenant or obligation under this Deed of Trust);provided, however, the foregoing shall not apply to the sale of hydrocarbons in the ordinary course of business; or

                 (g) Contracts Relating to Indebtedness. Default shall be made by Mortgagor in the due observance or performance of any of the covenants, conditions or agreements provided to be observed or performed by Mortgagor in any note, guaranty, loan agreement or other contract or agreement relating to any Indebtedness; or

                 (h) Decline in Value of Collateral. The Mortgaged Property shall materially decline in value in the determination of Mortgagee; or Mortgagee, in its sole discretion, should deem payment of the Indebtedness to be insecure; or

                 (i) Fraudulent Actions or Preference of Creditor. Mortgagor shall conceal, remove, or permit to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them; or make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or make any transfer of its property to or for the benefit of a creditor at a time when other creditors situated similarly to Mortgagee have not been paid amounts owing; or take any other action in the nature of a fraud upon its creditors or any of them.

                 5.03 Acceleration and Exercise of Power of Sale. (a) Upon the occurrence of an Event of Default specified in Section 5.02(c) or (d), the aggregate principal amount of all Indebtedness then outstanding and all interest accrued thereon shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which are hereby expressly waived by Mortgagor to the full extent permitted by applicable law. Upon the occurrence of any other Event of Default, Mortgagee may declare the aggregate principal amount of all Indebtedness then outstanding and all interest accrued thereon immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which are hereby expressly waived by Mortgagor to the full extent permitted by applicable law.

                          (b)     Upon the occurrence of any Event of Default
or at any time thereafter while the Indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee, on request of Mortgagee (which request is hereby presumed), to enforce this Trust and, after advertising the time and place of the sale for at least 21 days prior to the day of sale, by posting or causing to be posted a written or printed notice thereof at the courthouse door and by filing a copy of such notice in the office of the county clerk of each county in which the Mortgaged Property or any part thereof may be situated, and serving written notice of the proposed sale on each debtor obligated to pay the Indebtedness according to the records of Mortgagee, by postage prepaid, certified United States mail, at the most recent address for such debtor as shown by the records of Mortgagee, at least 21 days prior to the day of sale, to sell the Mortgaged Property, either as a whole or in parcels, as the Trustee may deem proper, at public venue at the courthouse of the county in which the Mortgaged Property or any part thereof may be situated (and being the county designated in the notice of sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m., to the highest bidder for cash, and after such sale to execute and deliver to the purchaser or purchasers good and sufficient deeds and assignments, conveying such property so sold to the purchaser or purchasers with general warranty of title made on behalf of Mortgagor. The Trustee, or his successor or substitute, is hereby authorized and empowered to appoint any one or more persons as his attorneys-in-fact to act as Trustee under him and in his name, place and stead, such appointment to be evidenced by a written instrument executed by the Trustee, or his successor or substitute, to perform any one or more act or acts necessary or incident to any sale under the power of sale hereunder, including, without limitation, the posting and filing of any notices, the conduct of the sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of the Trustee, or his successor or substitute; and all acts done or performed by such attorneys-in-fact shall be valid, lawful and binding as if done or performed by the Trustee, or his successor or substitute. No single sale or series of sales by the Trustee shall extinguish the lien or exhaust the power of sale hereunder except with respect to the items of property sold, but such lien and power shall exist for so long as and may be exercised in any manner by law or as herein provided as often as the circumstances require to give Mortgagee full relief hereunder.
The purchaser at any such sale shall not assume, nor shall the heirs, legal representatives, successors or assigns of such purchaser, be deemed to have assumed, by reason of the acquisition of property or rights mortgaged hereunder, any liability or obligation of any lessee or operator of the Mortgaged Property, or any part thereof, arising by reason of any occurrence taking place prior to such sale. It shall not be necessary to have present, or to exhibit at any such sale, any of the personal property subject to the lien or security interest hereof.

                 5.04 Rights as Secured Party. Upon the occurrence of any Event of Default, Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with respect to the personal property and fixtures in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed in accordance with the provisions hereof as to both the real and personal property covered hereby.

                 5.05 Application of Proceeds of Sale. The Trustee is authorized to receive the proceeds of each sale of Mortgaged Property and apply the same as follows:

                 FIRST: to the payment of all necessary costs and expenses incident to the execution of this Deed of Trust, including, but not limited to, a fee to the Trustee of 5% of the amount realized at the sale, if required by the Trustee;

                 SECOND: to any and all Indebtedness then hereby secured, application to be made in such order and in such manner as Mortgagee may, in its discretion, elect;

                 THIRD: the balance, if any, to Mortgagor or its successors or assigns.

                 5.06 Substitute Trustee. In the event of the death of the Trustee, or his removal from the State of Texas, or his failure, refusal, or inability for any reason to make any such sale or to perform any of the trusts herein declared, or at any time, whether with or without cause, Mortgagee may appoint, in writing, a substitute trustee who shall thereupon succeed to all the estates, rights, powers, and trusts herein granted to and vested in the Trustee. In the same events as first above stated, and in the same manner, successive substitute Trustees may thereafter be appointed.

                 5.07 Statements by Trustee. It is agreed that in any deed or deeds given by any Trustee any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Indebtedness, or as to default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other or additional act or thing having been done by Mortgagee or the Trustee, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted; and Mortgagor does hereby ratify and confirm any and all acts that the Trustee may lawfully do in the premises by virtue of the terms and conditions of this instrument.

                 5.08 Suit to Collect and Foreclose. Mortgagee, at its election, or the Trustee, upon written request of Mortgagee, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness in accordance with the terms hereof and of the notes, guaranties or other documents evidencing it, and to foreclose the lien and/or security interest of this Deed of Trust as against all or any portion of the Mortgaged Property and to have such property sold under the judgment or decree of a court of competent jurisdiction.

                 5.09 Mortgagee or Trustee as Purchaser. It is expressly understood that Mortgagee or the Trustee may be a purchaser of the Mortgaged Property, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Trustee or upon any other foreclosure of the lien and/or security interest hereof, or otherwise; and Mortgagee or the Trustee so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the lien and/or security interest of this Deed of Trust and free of all rights of redemption in Mortgagor.

                 5.10 Performance by Mortgagee or Trustee. If Mortgagor should fail to comply with any of the covenants or obligations of Mortgagor hereunder, then Mortgagee or the Trustee may perform the same for the account and at the expense of Mortgagor but shall not be obligated so to do. Any and all expenses incurred or paid in so doing shall be payable by Mortgagor to Mortgagee, with interest at the greater of (a) the rate of 10% per annum, or
(b) the rate agreed upon in any other document or instrument relating to the Indebtedness or any part thereof, from the date when same was so incurred or paid, and the amount thereof shall be payable on demand and shall be secured by and under this Deed of Trust. The amount and nature of such expense and the time when paid shall be fully established by the affidavit of Mortgagee or any officer or agent thereof or by the affidavit of any Trustee acting hereunder; provided, however, that the exercise of the privileges granted in this Section shall in no way be considered or constitute a waiver of the right of Mortgagee upon the occurrence of an Event of Default hereunder to declare the Indebtedness at once due and payable but shall be cumulative of such right and all other rights herein given.

                 5.11 Entry and Operation. Upon the occurrence of any one or more Events of Default, then in each and every such case and in addition to the other rights and remedies hereunder, the Trustee or Mortgagee, whether or not the Indebtedness shall have become due and payable, may, but shall not be obligated to, enter into and upon and take possession of all or any part of the Mortgaged Property and may exclude Mortgagor, its agents and servants wholly therefrom and have, hold, use, operate, manage and control all or any part of the Mortgaged Property and produce the oil, gas and other minerals therefrom and market the same, all at the sole risk and expense of Mortgagor and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor. Upon such payment of all such costs and Indebtedness, the Mortgaged Property shall be returned to Mortgagor in its then condition and neither the Trustee nor Mortgagee shall be liable to Mortgagor for any damage or injury to the Mortgaged Property except such as may be caused through the fraud or willful misconduct of the Trustee or Mortgagee, as the case may be.

                 5.12 Power of Attorney to Mortgagee. Mortgagor does hereby designate Mortgagee as the agent of Mortgagor to act in the name, place and stead of Mortgagor in the exercise of each and every remedy set forth herein and in conducting any and all operations and taking any and all action reasonably necessary to do so, recognizing such agency in favor of Mortgagee to be coupled with the interests of Mortgagee under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect.

                 5.13 Remedies Cumulative and Non-Exclusive. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive Mortgagee or the Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Deed of Trust and of any note, guaranty or other document reflecting the Indebtedness; and the employment of any remedy hereunder or otherwise shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                                  ARTICLE VI.

                            ASSIGNMENT OF PRODUCTION

                 6.01 Assignment. In addition to the conveyance to the Trustee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all of the oil, gas and other minerals produced, saved or sold from the Mortgaged Property and attributable to the interest of Mortgagor therein subsequent to 7:00 a.m. on the first day of the month in which this Deed of Trust is executed, together with the proceeds of any sale thereof. Mortgagor hereby directs any purchaser now or hereafter taking any production from the Mortgaged Property to pay to Mortgagee such proceeds derived from the sale thereof and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same, and the purchaser of any such production shall not be required to see to the application of the proceeds thereof by Mortgagee, and payment made to Mortgagee shall be binding and conclusive as between such purchaser and Mortgagor. Mortgagor further agrees to perform all such acts and to execute all such further assignments, transfer and division orders and other instruments as may be required or desired by Mortgagee or any other party to have such proceeds and revenues so paid to Mortgagee.

                 6.02 Change of Purchaser. Should any purchaser taking the production from the Mortgaged Property fail to make prompt payment to Mortgagee in accordance with the provisions of Section 6.01, Mortgagee shall have the right, at the expense of Mortgagor, to demand a change of connection and to designate another purchaser with whom a new connection may be made, without any liability on the part of Mortgagee in making such selection, so long as ordinary care is used in the making thereof; and promptly upon such demand, Mortgagor shall take all necessary and appropriate action to effect such change of connection.

                 6.03 Application of Proceeds. Mortgagor authorizes and empowers Mortgagee to receive, hold and collect all sums of money paid to Mortgagee in accordance with the provisions of Section 6.01, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith in so receiving and applying such sums. All payments provided for in Section 6.01 shall be paid promptly to Mortgagee, and any provisions contained in any note, guaranty or other document evidencing the Indebtedness or any part thereof to the contrary notwithstanding, Mortgagee may apply the same or so much thereof as it elects to the payment of the Indebtedness, application to be made in such manner as Mortgagee may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the notes, guaranties or other documents evidencing the Indebtedness. After such application has been so made by Mortgagee, the balance of any such payment or payments remaining shall be paid to Mortgagor.

                 6.04 No Postponement of Installments on Indebtedness. It is understood and agreed that should such payments provided for by Section 6.01 be less than the sum or sums then due on the Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagor in accordance with the provisions of the notes, guaranties or other documents evidencing the Indebtedness, and neither the assignment made pursuant to Section 6.01 nor any other provisions hereof shall in any manner be construed to affect the terms and provisions of such notes, guaranties or other documents evidencing the Indebtedness. Likewise, neither the assignment made pursuant to Section 6.01 nor any other provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Indebtedness or the liability of Mortgagor therefor. The rights under this Article VI are cumulative of all other rights, remedies, and powers granted under this Deed of Trust and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Indebtedness.

                 6.05 Turnover to Mortgagee. Should Mortgagor receive any of the proceeds of any sale of oil, gas or other minerals produced, saved or sold from the Mortgaged Property, which under the terms hereof should have been remitted to Mortgagee, Mortgagor will immediately remit same in full to Mortgagee.

                 6.06 Release of Proceeds Upon Payment of Indebtedness. Upon payment in full of all Indebtedness, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagor upon demand, and a release of the interest hereby assigned will be made by Mortgagee to Mortgagor at its request and its expense.

                 6.07 Duty of Mortgagee. Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Mortgagee shall be accountable only for funds actually received.

                 6.08 Power of Attorney to Mortgagee. Mortgagor does hereby designate Mortgagee as the agent of Mortgagor to act in the name, place and stead of Mortgagor for the purpose of taking any and all actions deemed by Mortgagee necessary for the realization by Mortgagee of the benefits of the assignment of production provided herein, recognizing such agency in favor of Mortgagee to be coupled with the interests of Mortgagee under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect.

                                  ARTICLE VII.

                                 MISCELLANEOUS

                 7.01 Interest. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, Mortgagee shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that Mortgagee shall be paid, as interest a sum greater than that authorized by law. If any possible construction of this Deed of Trust or any note, guaranty or other document evidencing or relating to all or any portion of the Indebtedness seems to indicate any possibility of a different power given to Mortgagee or any authority to ask for, demand or receive any larger rate of interest, this clause shall override and control, and proper adjustments shall be made accordingly.

                 7.02 Agreement as Entirety. This Deed of Trust, for convenience only, has been divided into Articles, Sections and subsections; and it is understood that the rights, powers, privileges, duties and other legal relations of Mortgagor, the Trustee and Mortgagee shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles, Section and subsections and without regard to headings affixed to such Articles, Sections or subsections.

                 7.03 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural, and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter when such construction is appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative.

                 7.04 Rights and Remedies Cumulative. All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other instruments or at law or in equity and all other or additional security shall be cumulative and not exclusive, each of the other. Mortgagee shall, in addition to the rights and remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any right or remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other right or remedy. No security heretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this instrument or any security by endorsement or otherwise presently or previously given; and all security shall be taken, considered and held as cumulative.

                 7.05 Parties in Interest. This Deed of Trust shall be binding upon the parties and their respective heirs, administrators, legal representatives, successors and assigns, and shall inure to the benefit of the Mortgagee and its legal representatives, successors and assigns. The terms used to designate any of the parties herein shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of such parties; and the term "Mortgagee" shall also include any lawful owner, holder or pledgee of any Indebtedness.

                 7.06 Supplements. Without in any manner limiting the effect of Section 1.04 or any other provisions of this Deed of Trust as to the binding effect of this Deed of Trust on after-acquired rights of Mortgagor, it is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties subject to the liens, rights, titles and interests created by this Deed of Trust by means of supplemental indentures identifying this Deed of Trust and describing such interests and properties to be so added and included. Upon the execution of any such supplemental indenture, the liens, rights, titles and interests created herein shall immediately attach to and be effective with respect to any such interests and properties so described, the same as if such interests and properties had been specifically described herein, and such interests and properties being included in the term "Mortgaged Property," as used herein.

                 7.07 Invalidity. In the event that any one or more of the provisions contained in this Deed of Trust shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or any provision of any other document relating to any Indebtedness.

                 7.08 Construction. All titles or headings to Articles, Sections, subsections or other divisions of this Deed of Trust or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections or other divisions, such other content being controlling as to the agreement among the parties hereto. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Deed of Trust unless otherwise specified. The words "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof" and "hereunder" when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular Article, Section, subsection or provision of this Deed of Trust.

                 7.09 Fixtures, Minerals and Accounts. Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the land described herein or to which reference is made herein. In addition, the security interest created hereby under applicable provisions of the Uniform Commercial Code attaches to minerals, including oil and gas, and accounts resulting from the sale thereof, at the wellhead or minehead located on the land described or to which reference is made herein.

                 7.10 Financing Statement Filings. This Deed of Trust may be filed as provided in Article 9 of the Uniform Commercial Code as adopted and in effect from time to time in any relevant jurisdiction (the "UCC"), to assure that the security interests granted by this Deed of Trust are perfected. In this connection, this instrument will be presented to a filing officer under the UCC to be filed in the real estate records as a Financing Statement covering minerals and fixtures.

                 7.11 Addresses. For purposes of filing this Deed of Trust as a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.

                 7.12 Counterparts. For the convenience of the parties, this instrument may be executed in multiple counterparts, each of which for all purposes shall be deemed, and may be enforced from time to time as, a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment or contract, or as one or more thereof. For recording purposes, various counterparts have been executed, and there may be attached to each such counterpart an Exhibit A containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete, original counterpart of this instrument with a complete Exhibit A may be obtained from Mortgagee. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                 7.13 No Waiver by Mortgagee. No course of dealing on the part of Mortgagee, its officers or employees, nor any failure or delay by Mortgagee with respect to exercising any of its rights or remedies hereunder shall operate as a waiver thereof nor shall the exercise or partial exercise of any such right or remedy shall preclude the exercise of any other right or remedy.

                 7.14 Governing Agreement. This Deed of Trust is made pursuant and subject to the terms and provisions of that certain Credit Agreement dated as of March 24, 1994, between Mortgagor and Mortgagee, as amended, restated and supplemented from time to time (the "Governing Agreement"). In the event of a conflict between the terms and provisions of this Deed of Trust and those of the Governing Agreement, the terms and provisions of the Governing Agreement shall govern and control; provided, however, the inclusion in this Deed of Trust of provisions not addressed in the Governing Agreement shall not be deemed a conflict and all such additional provisions contained herein shall be given full force and effect.

                 7.15 Special Provisions Applicable to Mortgaged Property in Oklahoma. Insofar as the Mortgaged Property is located in the State of Oklahoma, the foreclosure and other remedial provisions of this Deed of Trust are subject to the applicable provisions of Oklahoma law. In that regard, the following special provisions shall apply:

                          (a) Upon the occurrence of an Event of Default, prior to enforcing the trust created hereby, notice shall be properly and duly posted as required by the laws of the State of Oklahoma, after which the Mortgaged Property may be sold at public auction for cash. Accordingly, Mortgagee, personally or by its agents or attorneys, shall have the right and power, with or without first taking possession, to declare the Indebtedness due and payable, and to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as it may elect, the Mortgaged Property and all of the Mortgagor's estate, right, title and interest, claim and demand therein and right of redemption thereof, all at such place or places and otherwise in such manner and upon such notice as may be required by Title 46 Okla. Stat. Sections 40-48 (Oklahoma Power of Sale Mortgage Foreclosure Act) or other applicable law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make such conveyance to the purchaser or purchasers. Mortgagee may postpone the sale of all or any portion of such property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and Mortgagee may make other successive sales until all of the Mortgaged Property is legally sold.

                          (b) In lieu of or in addition to exercising any power of sale hereinabove given, Mortgagee (whether or not the notice provided for in Title 46 Okla. Stat. Section 44 has been given by Mortgagee, but after the time for cure therein provided if such notice has been given) may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or to enforce the payment of the Indebtedness in accordance with the terms hereof and of the notes, guaranties or other documents evidencing it, or for the enforcement of any other appropriate legal or equitable remedy. Should Mortgagee elect judicial foreclosure of this Deed of Trust in lieu of exercising the power of sale hereinabove granted, the Indebtedness shall, at the election of Mortgagee, become immediately due and payable without notice. Appraisement of the Mortgaged Property is hereby waived, or not waived, at the option of Mortgagee, such option to be exercised at or prior to the time judgment is rendered in any judicial foreclosure hereof. In case of any sale by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may elect.

                          (c) To the full extent that it may be lawfully so agreed, Mortgagor for itself and for all who may claim under Mortgagor agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of any stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Deed of Trust or the sale of the Mortgaged Property, or any part thereof, pursuant thereto or the possession thereof by any purchaser at any such sale, but Mortgagor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

                          (d) The Trustee herein shall be deemed to be a mortgagee acting on behalf of Mortgagee. The power of sale herein granted shall apply only to the extent permitted by the laws of the State of Oklahoma.

                          (e) A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS DEED OF TRUST.

                 IN WITNESS WHEREOF, this Deed of Trust is executed as of May ____, 1994.


ATTEST:                                               PRIMEENERGY CORPORATION
- ------



By:                                                   By:
   -------------------------                             -------------------------------
Printed Name:                                            Beverly A. Cummings
             ---------------                             Vice President
Title:
      ----------------------


     [SEAL]


ATTEST:                                               PRIMEENERGY MANAGEMENT CORPORATION
- ------



By:                                                   By:
   -------------------------                             -------------------------------
Printed Name:                                            Beverly A. Cummings
             ---------------                             Vice President
Title:
      ----------------------


     [SEAL]

THE STATE OF CONNECTICUT                   Section
                                           Section
COUNTY  OF  ___________                    Section

         Before me, a Notary Public in and for said state, on this ________ day of May, 1994, personally appeared Beverly A. Cummings, to me known to be the identical person who subscribed the names of PRIMEENERGY CORPORATION and PRIMEENERGY MANAGEMENT CORPORATION, both Delaware corporations, to the foregoing instrument as Vice President, and acknowledged to me that she executed the same as her free and voluntary act and deed, and as the free and voluntary acts and deeds of such corporations for the uses and purposes therein set forth.



                                            ____________________________________
                                            Notary Public in and for the
                                            State of Connecticut


My Commission Expires:

___________________________                 ____________________________________
                                              (Printed Name of Notary Public)

                                   EXHIBIT A
                                       TO
                      MORTGAGE, DEED OF TRUST, INDENTURE,
                    SECURITY AGREEMENT, FINANCING STATEMENT
                          AND ASSIGNMENT OF PRODUCTION
                             (THE "DEED OF TRUST")


         This Exhibit A sets forth the description of certain property interests covered by the Deed of Trust to which this Exhibit A is attached. All of the terms defined in the Deed of Trust are used in this Exhibit A with the same meanings given therein.

         This Exhibit A and the Deed of Trust cover and include the following:

                 (a) All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the oil, gas and mineral leases described herein (or described or referred to in any document described herein) and/or lands described in and subject to such oil, gas and mineral leases (regardless, as to such leases and/or lands, of any surface acreage and/or depth limitations set forth in any description of any of such oil, gas and mineral leases), and all right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to any of the oil, gas and minerals in, on or under the lands, if any, described on this Exhibit, including, without limitation, all contractual rights, fee interests, leasehold interests, overriding royalty interests, non-participating royalty interests, mineral interests, production payments, net profits interests or any other interest measured by or payable out of production of oil, gas or other minerals from the oil, gas and mineral leases and/or lands described herein; and

                 (b) All of the foregoing interests of Mortgagor as such interests may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances, together with all interests, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all renewals and extensions of any oil, gas and mineral leases described herein, it being specifically intended hereby that any new oil and gas lease (i) in which an interest is acquired by Mortgagor after the termination or expiration of any oil and gas lease, the interests of Mortgagor in, to and under or derived from which are subject to the lien and security interest hereof, and (ii) that covers all or any part of the property described in and covered by such terminated or expired leases, shall, to the extent, and only to the extent such new oil and gas lease may cover such property, be considered a renewal or extension of such terminated or expired lease; and

                 (c) All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from any operating, farmout and bidding agreements, assignments and subleases, whether described in this Exhibit A, to the extent, and only to the extent, that such agreements, assignments and subleases (i) cover or include any present right, title and interest of Mortgagor in and to the leases and/or lands described in this Exhibit A, or (ii) cover or include any other undivided interests now or hereafter held by Mortgagor in, to and under the described leases and/or lands, including, without limitation, any future operating, farmout and bidding agreements, assignments, subleases and pooling, unitization and communitization agreements and the units created thereby (including, without limitation, all units formed under orders, regulations, rules or other official acts of any governmental body or agency having jurisdiction) to the extent and only to the extent that such agreements, assignments, subleases, or units cover or include the described leases and/or lands; and

                 (d) All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all presently existing and future advance payment agreements, oil, casinghead gas and gas sales, exchange and processing contracts and agreements, including, without limitation, those contracts and agreements that are described on this Exhibit A, to the extent, and only to the extent, those contracts and agreements cover or include the described leases and/or lands; and

                 (e) All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the described leases and/or lands.

         Notwithstanding the intention of this Deed of Trust to cover all of the right, title and interest of Mortgagor in and to the described leases and/or lands, whether now owned and existing or hereafter acquired or arising, Mortgagor hereby specifically warrants and represents that the interests covered by this Deed of Trust (a) do not obligate Mortgagor to bear a share expenses that is greater than the working interest set forth in connection with each oil and gas well or unit described in this Exhibit, and
(b) entitle Mortgagor to a share of production that is not less than the net revenue interest, overriding royalty interest, net profit interest, production payment interest, royalty interest or other interest payable out of or measured by production set forth in connection with each oil and gas well or unit described in this Exhibit. In the event Mortgagor owns any other or greater interest, such additional interest shall also be covered by and included in this Deed of Trust.

         The designation "Working Interest" or "W.I." means an interest owned in an oil, gas and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation "Net Revenue Interest" or "N.R.I." means net revenue interest, or that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, windfall profits and other similar taxes. The designation "Overriding Royalty Interest" or "ORRI" means an interest in production which is free of any obligation for the expense of exploration, development and production, bearing only its pro rata share of severance, production, windfall profits and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas or other minerals relating to the marketing of such production. The designation "Royalty Interest" or "RI" means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land and which is free of any obligation for the expense of exploration, development and production, bearing only its pro rata share of severance, production, windfall profits and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas or other minerals relating to the marketing of such production.

                  RATIFICATION OF AND AMENDMENT TO MORTGAGE,
                 DEED OF TRUST, INDENTURE, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION


                 This instrument, dated as of the ____ day of __________, 1995, is by and among PRIMEENERGY CORPORATION, a Delaware corporation, and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, the address for both parties for purposes hereof is One Landmark Square, Stamford, Connecticut 06901 (collectively, "Mortgagor"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, the address for which for purposes hereof is P.O. Box 2629, Houston, Texas 77252-2629 ("Bank One").


                              W I T N E S S E T H:

                 WHEREAS, Mortgagor has heretofore executed and delivered the security instruments more particularly described in Exhibit A attached hereto and incorporated herein for all purposes by this reference (the "Security Instruments");

                 WHEREAS, the Security Instruments secure the payment or performance of certain indebtedness and other obligations of Mortgagor, as more fully described in the Security Instruments (the "Described Indebtedness"), which Described Indebtedness is, in part, evidenced by that certain promissory note described in the Security Instruments, executed by Mortgagor, and delivered to Bank One (the "Original Note");

                 WHEREAS, the Described Indebtedness, the Original Note, and the benefits of the mortgagee and secured party under the Security Instruments are owned and held by Bank One;

                 WHEREAS, pursuant to the terms and conditions of the Credit Agreement (as amended, restated or supplemented from time to time, the "Credit Agreement") dated of even date herewith by and among Mortgagor, Bank One, as Agent and a lender, and Den norske Bank AS (together with Bank One and the lenders signatory thereto from time to time, the "Lenders"), the Lenders have agreed to extend credit to or for the benefit of Mortgagor and renew, extend, and rearrange the Described Indebtedness, including, without limitation, the indebtedness evidenced by the Original Note; and

                 WHEREAS, pursuant to the Credit Agreement the parties hereto desire to ratify and amend the Security Instruments as described below;

                 NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by Mortgagor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, with capitalized terms used but not defined herein having the meanings assigned to such terms in the Credit Agreement:

               1.         AMENDMENTS.

                 (a) AMENDMENT OF MORTGAGEE. All references to Mortgagee and Secured Party in the Security Instruments are amended to refer to Bank One, as Agent for the Lenders pursuant to the Credit Agreement, together with its successors in such capacity ("Mortgagee"), whose address is as set forth hereinabove for Bank One.

                 (b) AMENDMENT OF SECURED INDEBTEDNESS. The Security Instruments are hereby amended so as to secure and enforce the payment and performance of, and to substitute for the Described Indebtedness, the following:

                               (i)         Specific Obligations.  The
         Obligations, including, without limitation:

                                       (A)         the indebtedness evidenced
                 by the Notes, including the following described promissory notes dated of even date herewith executed by Mortgagor, each bearing interest and being payable as provided in the Credit Agreement, evidencing, in whole or in part, a renewal, extension, and rearrangement, but not the novation or discharge, of all or a portion of the indebtedness evidenced by the Original Note:

                          (I) Promissory Note to the order of Bank One in the original principal amount of THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($37,500,000); and

                          (II) Promissory Note to the order of Den norske Bank AS in the original principal amount of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000); and

                                       (B)         all other obligations and
                 liabilities of Mortgagor or either of them to Mortgagee and the Lenders, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document.

                              (ii) Other and Further Indebtedness. It is contemplated that Mortgagor, or either of them, may from time to time borrow additional sums of money from or otherwise be or become obligated to Mortgagee and the Lenders under the Credit Agreement and the other Loan Documents. The Security Instruments shall secure any and all indebtedness of Mortgagor, or either of them, to Mortgagee, the Lenders, or any of them, now existing or hereafter incurred, under or arising out of or in connection with the Credit Agreement or any other Loan Document. The Security Instruments shall likewise secure not only the above-described indebtedness, but any and all renewals for any period, extensions and rearrangements of all or any portion thereof; and the liens and security interests under the Security Instruments shall be cumulative of all other liens and security of any and every other kind or character whatsoever securing the above-described indebtedness; provided, however, it is not the intention of the parties hereto to extend the liens and security interests of the Security Instruments so as to violate, or give rise to an allegation of violation of, any provision of TEX. REV. CIV. STAT. ANN. art. 5069-3.20(2), art. 5069-4.04(2) or art. 5069-15.07
         (Vernon 1987), as amended from time to time, or any other statute, regulation, rule, ordinance or order of the State of Texas, any other applicable jurisdiction or any agency or subdivision of any of such jurisdictions. In this connection, the Security Instruments shall not, solely as to the relevant indebtedness, serve as security for any indebtedness when for them to do so would violate any provision of TEX. REV. CIV. STAT. ANN. art. 5069-3.20(2), art. 5069-4.04(2) or
         art. 5069-15.07 (Vernon 1987), as amended from time to time, or any other statute, regulation, rule, ordinance or order of the State of Texas, any other applicable jurisdiction or any agency or subdivision of any of such jurisdictions.

                             (iii)         Indebtedness.  The word
         "Indebtedness" whenever used in the Security Instruments shall refer to all present and future debts, obligations, and liabilities described or referred to in this Section 1(b), subject, however, to the limitations provided hereinabove in this Section 1(b).

                 (c) AMENDMENT OF GOVERNING AGREEMENT. All references to Governing Agreement in the Security Instruments are hereby amended to refer to the Credit Agreement as such term is defined herein.

               2. WARRANTIES, REPRESENTATIONS AND COVENANTS. The warranties, representations and covenants of Mortgagor contained in the Security Instruments are hereby remade by Mortgagor to Mortgagee and are in full force and effect as of the date hereof.

               3. REAFFIRMATION OF SECURITY INSTRUMENTS. To secure the Indebtedness (as described in the Security Instruments, as amended hereby), each Mortgagor has granted, bargained, sold, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, assign, transfer and convey, unto the Trustee named in the Security Instruments ("Trustee"), for the benefit of Mortgagee, and grants to Mortgagee a security interest in, all of such Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property (as defined in the Security Instruments and described in the Exhibits thereto and so used herein).

                 TO HAVE AND TO HOLD the Mortgaged Property (as defined in the Security Instruments), together with the rights, privileges and appurtenances now or hereafter at any time before the release of the Security Instruments in anywise belonging or appertaining thereto, unto the Trustee or Mortgagee, as the case may be, to secure the payment of the Indebtedness (as described in the Security Instruments, as amended hereby) and the performance of the agreements and covenants of Mortgagor herein and in the Security Instruments.

               4. MISCELLANEOUS. This instrument shall be considered as an amendment to and ratification of the Security Instruments, and the Security Instruments, as herein expressly amended, are hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Security Instruments are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Security Instruments in any documents heretofore or hereafter executed shall be deemed to refer to the Security Instruments as amended by this instrument.

                 For the convenience of the parties, this instrument may be executed in multiple counterparts. For recording purposes, various counterparts have been executed, and there may be attached to each such counterpart (a) an Exhibit A containing the filing or recording data for the Security Instruments recorded in the county or state in which the particular counterpart hereof is to be filed or recorded, and/or (b) an Exhibit B containing only the description of the Mortgaged Property that is located in the county or state in which the particular counterpart hereof is to be recorded. A complete, original counterpart of this instrument with complete Exhibits may be obtained from Mortgagee. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this instrument as of the date first above written.



ATTEST:                                               PRIMEENERGY CORPORATION


                                                      By:
- ----------------------------------------------           ---------------------------------
Printed Name:                                               Beverly A. Cummings
             ---------------------------------              Executive Vice President
Title:
      ----------------------------------------

[SEAL]


ATTEST:                                               PRIMEENERGY MANAGEMENT
                                                      CORPORATION


                                                      By:
- ----------------------------------------------           ---------------------------------
Printed Name:                                               Beverly A. Cummings
             ---------------------------------              Executive Vice President
Title:
      ----------------------------------------

[SEAL]



ATTEST:                                               BANK ONE, TEXAS, NATIONAL
                                                      ASSOCIATION


                                                      By:
- ----------------------------------------------           ---------------------------------
Printed Name:                                               Kelly L. Elmore, III
             ---------------------------------
Title:
      ----------------------------------------

[SEAL]

THE STATE OF ____________                                Section
                                                         Section
COUNTY  OF  _____________                                Section


                 Before me, a Notary Public, in and for said state, on the ______ day of _______________, 1995, personally appeared Beverly A. Cummings, to me known to be the identical person who subscribed the names of PRIMEENERGY CORPORATION, a Delaware corporation, and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, to the foregoing instrument as Executive Vice President, and acknowledged to me that she executed the same as her free and voluntary act and deed, and as the free and voluntary acts and deeds of such corporations for the uses and purposes therein set forth.


                 IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal in the City of ___________ ___, County of __________________,
State of ______________________ this _______ day of ______________, 1995.



                                               _________________________________
                                               Notary Public in and for the
                                               State of_________________________

My Commission Expires:

__________________________________             _________________________________
                                               (Printed Name of Notary Public)

                                               Address of Notary Public:


                                               _________________________________

                                               _________________________________

THE STATE OF TEXAS                                       Section
                                                         Section
COUNTY  OF  HARRIS                                       Section


                 Before me, a Notary Public, in and for said state, on the _____ day of __________, 1995, personally appeared Kelly L. Elmore, III, to me known to be the identical person who subscribed the name of BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, to the foregoing instrument as its Vice President, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such banking association for the uses and purposes therein set forth

                 IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal in the City of Houston, County of Harris, State of Texas, this ______ day of ___________, 1995.



                                               _________________________________
                                               Notary Public in and for the
                                               State of Texas

My Commission Expires:

__________________________________             _________________________________
                                               (Printed Name of Notary Public)

                                               Address of Notary:

                                               _________________________________

                                               _________________________________

                                   EXHIBIT A


1. Mortgage, Collateral Real Estate Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production dated as of November 1, 1991, from PrimeEnergy Corporation to Arthur
         R. Gralla, Jr., Trustee for the benefit of Bank One, Texas, National Association, filed and recorded as follows:

                 JURISDICTION                                       FILING DATA
                 ------------                                       -----------
         NEW MEXICO
         ----------

                 Rio Arriba County                          Book 163, Page 304, Mortgage Records

                 San Juan County                            Book 1141, Page 492, Mortgage Records

         NORTH DAKOTA
         ------------

                 McKenzie County                            Microfilm Document No. 312835

         OKLAHOMA
         --------

                 Garvin County                              Volume 1323, Page 21, Land Records

         TEXAS
         -----

                 Dimmit County                              Volume 128, Page 1, Deed of Trust Records

                 Jack County                                Volume 134, Page 378, Deed of Trust Records

                 Leon County                                Volume 810, Page 507, Official Records

                 Martin County                              Volume 14, Page 199, Official Public Records

                 Maverick County                            Volume 307, Page 36, Official Public Records

                 Upton County                               Volume 586, Page 1, Official Public Records

                 Young County                               Volume 195, Page 39, Deed of Trust Records

                 Secretary of State                         Utility Security Instrument No. 92-018442, filed January 29,
                                                            1992

         UTAH
         ----

                 Summit County                              Book 643, Page 129

         WYOMING
         -------

                 Campbell County                            Book 1174, Page 617, Photo Records

                 Sweetwater County                          Book 823, Page 399

                 Uinta County                               Book 594, Page 649

2. Ratification of and Amendment to Mortgage, Collateral Real Estate Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production dated March 24, 1994, between PrimeEnergy Corporation and Bank One, Texas, National Association, filed and recorded as follows:

                 JURISDICTION                                       FILING DATA
                 ------------                                       -----------
         NEW MEXICO
         ----------

                 Rio Arriba County                          Book 182, Page 159, Mortgage Records

                 San Juan County                            Book 1182, Page 1031, Mortgage Records

         NORTH DAKOTA
         ------------

                 McKenzie County                            Microfilm Document No. 319825

         OKLAHOMA
         --------

                 Garvin County                              Book 1389, Page 817, Land Records


         TEXAS
         -----

                 Dimmit County                              Volume 135, Page 344, Deed of Trust Records

                 Jack County                                Volume 604, Page 274, Deed Records

                 Leon County                                Volume 878, Page 394, Official Records

                 Martin County                              Volume 42, Page 219, Official Public Records

                 Maverick County                            Volume 366, Page 294, Official Public Records

                 Upton County                               Volume 620, Page 654, Official Public Records

                 Young County                               Volume 797, Page 57, Deed Records

                 Secretary of State                         Amendment to Utility Security Instrument No. 92-018442, filed
                                                            May 19, 1994

         UTAH
         ----

                 Summit County                              Book 808, Page 564, Mortgage Records

         WYOMING
         -------

                 Campbell County                            Book 1294, Page 84, Photo Records

                 Sweetwater County                          Book 850, Page 902, Photo Records

                 Uinta County                               Book 632, Page 107, Mortgage Records


                                   EXHIBIT A


Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production dated May 27, 1994, from PrimeEnergy Corporation and PrimeEnergy Management Corporation to Arthur R. Gralla, Jr., Trustee for the benefit of Bank One, Texas, National Association, filed and recorded as follows:

                 JURISDICTION                                       FILING DATA
                 ------------                                       -----------
         OKLAHOMA
         --------

                 Alfalfa County                                     Book 505, Page 786, Land Records

                 Beaver County                                      Book 929, Page 443, Land Records

                 Caddo County                                       Book 1905, Page 1, Land Records

                 Canadian County                                    Book 1889, Page 637, Land Records

                 Comanche County                                    Book 2433, Page 130, Land Records

                 Dewey County                                       Book 1013, Page 194, Land Records

                 Ellis County                                       Book 575, Page 299, Miscellaneous Records

                 Garfield County                                    Book 1268, Page 1123, Land Records

                 Garvin County                                      Book 1394, Page 778, Land Records

                 Grady County                                       Book 2721, Page 74, Land Records

                 Harper County                                      Book 0498, Page 021, Land Records

                 Kingfisher County                                  Book 1405, Page 233, Land Records

                 Lincoln County                                     Book 1254, Page 343, Land Records

                 Logan County                                       Book 1338, Page 421, Land Records

                 Major County                                       Book 1364, Page 42, Miscellaneous Records

                 Noble County                                       Book 471, Page 522, Land Records

                 Oklahoma County                                    Book 6645, Page 505, Land Records

                 Payne County                                       Book 1050, Page 661, Land Records

                 Pottawatomie County                                Book 2338, Page 200, Land Records

                 Texas County                                       Book 893, Page 356, Land Records

                 Woods County                                       Book 777, Page 449, Miscellaneous Records

                 Woodward County                                    Book 1414, Page 112, Land Records





                                     A-ii